                           Van Eck Global Income Fund
              --------------------------------------------------
                               1995 Annual Report
Dear Fellow Shareholder:

We are pleased to report that 1995 was an outstanding year for bond markets worldwide. Sluggish growth, declining interest rates, disinflation and neutral to restrictive fiscal policy is the ideal environment for bonds, and these are the conditions that prevailed throughout much of the world in 1995. The Global Income Fund had a total return of 17.3% for the year ended December 31, 1995.

BOND REVIEW

As the year began, investors were cautious on the outlook for bonds after rising short-term U.S. interest rates and the Mexican peso debacle had resulted in a tumultuous 1994. During the first quarter, your portfolio was weighted toward the strengthening U.S. bond market (on a duration basis), with lesser exposures to Europe and Japan, and durations overall were temporarily lowered as a defensive strategy. Holdings in the peripheral European bond markets such as Spain, which tend to be the most volatile (outperforming in bull markets and underperforming in weak markets), were liquidated at that time.

Toward the end of the first quarter, however, it appeared that economic growth in both the U.S. and Europe was faltering and that inflation was not a threat. The German discount rate was cut in March and as expectations of further rate cuts rose, the bond market rally went into full swing and our positioning became less defensive. We again added Spanish and Italian bonds during the second quarter and increased the average duration of the portfolio to almost five years. While we maintained a fairly heavy weighting toward the U.S. throughout the year, we decreased the position somewhat (again, on a duration basis), taking profits, cautious after the first quarter U.S. rally.

Bond markets overall continued to perform exceptionally well as interest rate trends reversed--the federal funds target rate was reduced from 6% to 5.75% in the beginning of July while the German Lombard rate was lowered from 6% to 5.5% in August. Both rates were again decreased in December and the German discount rate continued to come down throughout the year. Further boosting bonds (U.S. bonds in particular) and helping spur confidence in all the global financial markets, the Bank of Japan had begun aggressively purchasing Treasury bonds with the proceeds from the Bank's intervention to support the dollar and stem the yen's rise in the first quarter.

Your portfolio has remained very underweighted in Japanese bonds throughout the year. The Japanese position, accounting for only 6.2% of the portfolio at the start of the year, was increased to almost 12% by midyear after a spectacular first half, and declined to 3.5% during the third quarter after we sold into the strong first-half rally. Despite an auspicious start to the year, sustained very low interest rates and credit risk due to the continuing Japanese financial and real estate crisis continue to make Japanese bonds unattractive relative to other markets. The Japanese market substantially underperformed other bond markets for the year, despite a return of 9.6% in U.S. dollar terms.

Most bond markets, however, ended the year with gains that rivaled, and in many cases even beat, the global stock markets. The German bond market (12.2% of portfolio holdings by year end), for example, posted gains of 25.9% in U.S. dollar terms, while the U.S. bond market (over 40% of the portfolio at December 31) was up 18.3%.

CURRENCY REVIEW

World currencies, which are a key component of global bond returns, also had a dramatic year. The U.S. dollar witnessed a historic decline in the beginning of the year, beleaguered by uncertainty over U.S. fiscal policy, rising deficits and the U.S.'s $20 billion support package for the Mexican peso. The greenback rapidly declined against most foreign currencies, hitting post-World War II lows against both the German mark and the Japanese yen in April. Your portfolio was effectively over 80% in stronger foreign currencies during the first months of the year as we hedged the dollar, a strategy that greatly benefited performance. In the end of April, after the dollar had hit its low, we began to add to the dollar position, increasing exposure to about 70% (and reducing foreign currency exposure to 30%) by July 31 as the dollar bounced back. However, we were not convinced that dollar strength would be sustained and we sold dollars into the rally in August. Since that time, we have maintained a foreign currency position of approximately 50-55% of the portfolio, expecting the dollar to retreat again. This position has dampened Fund returns somewhat since the dollar ended the year with a sharp rebound against the yen and mild strength against the mark. Given the double-digit returns of the bond markets, a fairly high cash and short-term bond position also negatively impacted returns.

THE OUTLOOK

While the spectacular bond returns of 1995 will probably not be repeated in the near future, we believe there are several reasons for optimism in the year ahead. We expect continued economic weakness and further easing of interest rates, particularly in Europe, which of course, would be positive for European bonds. While our expectations of another dollar decline were early, we believe a strengthening of foreign currencies versus the dollar remains on the horizon. Your portfolio is positioned to take advantage of these moves. In our opinion, 1996 will be a year of selective opportunities--it will be necessary to reassess the markets and reallocate positions quickly, and, as always, we will remain flexible in our outlook as economic circumstances shift.

We appreciate your participation in the Global Income Fund and look forward to helping you meet your investment objectives in the future.


                                     (ART)


John C. van Eck      Madis Senner
Chairman             Portfolio Manager

January 16, 1996

-------------------------------------------------------------------------------
Performance Record as of 12/31/95

-------------------------------------------------------------------------------

                                After Maximum
Average Annual                  Sales Charge  Before Sales
Total Return                    of 4.75%      Charge
----------------------------------------------------------
A shares--Life (since 4/30/87)   8.6%          9.2%
----------------------------------------------------------
5 year                           5.7%          6.7%
----------------------------------------------------------
1 year                          11.7%         17.3%
----------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                               Global Income Fund
                     Investment Portfolio December 31, 1995

                                           COUPON OR
                                           INTEREST    MATURITY
BONDS AND NOTES          PRINCIPAL AMOUNT    YIELD       DATE    VALUE (NOTE 1)
-------------------------------------------------------------------------------
DENMARK-6.6%
Kingdom of Denmark      DKK    22,000,000    7.00%     11/10/24   $  3,533,379
Kingdom of Denmark             20,000,000    7.00%     12/15/04      3,570,107
                                                                  ------------
                                                                     7,103,486
                                                                  ------------
GERMANY-12.2%
Federal Republic
 of Germany             DEM     5,000,000    6.25%       1/4/24      3,238,761
Federal Republic
 of Germany                     5,100,000    7.50%     11/11/04      3,906,081
Federal Republic
 of Germany                     8,000,000   7.375%       1/3/05      6,079,900
                                                                  ------------
                                                                    13,224,742
                                                                  ------------
IRELAND-1.9%
Irish Government
 Treasury Note          IEP     1,420,000    6.25%     10/18/04      2,100,765
                                                                  ------------
ITALY-4.3%
Republic of Italy       ITL 3,700,000,000   10.50%       9/1/05      2,318,441
Republic of Italy           3,850,000,000    8.50%       4/1/99      2,321,516
                                                                  ------------
                                                                     4,639,957
                                                                  ------------
JAPAN-3.9%
Japanese
 Government #29         JPY   406,500,000    4.20%      9/21/15      4,200,592
                                                                  ------------
NETHERLANDS-6.7%
Netherlands
 Government             NLG    11,000,000    6.75%      2/15/99      7,282,027
                                                                  ------------
SPAIN-7.7%
Kingdom of Spain        ESP   580,000,000   10.15%      1/31/06      4,858,551
Kingdom of Spain              455,000,000    7.40%      7/30/99      3,537,788
                                                                  ------------
                                                                     8,396,339
                                                                  ------------
UNITED STATES-
 40.5%
J.P. Morgan             USD     5,000,000    6.50%      6/30/97      5,075,005
U.S. Treasury
 Bond*                          3,000,000   6.875%      8/15/25      3,384,843
U.S. Treasury
 Note*                         10,000,000   5.625%      1/31/98     10,084,380
U.S. Treasury
 Note*                          2,600,000    5.75%     10/31/00      2,639,814
U.S. Treasury
 Note*                         13,000,000   5.875%      8/15/98     13,209,222
U.S. Treasury
 Note*                          9,000,000    6.50%      8/15/05      9,599,068
                                                                  ------------
                                                                    43,992,332
                                                                  ------------
Total Bonds and Notes: 83.8% (cost:
 $88,342,946)                                                       90,940,240
                                                                  ------------
                                           INTEREST
                                             YIELD
SHORT-TERM                                  AT TIME    MATURITY
OBLIGATIONS              PRINCIPAL AMOUNT OF PURCHASE    DATE
-------------------------------------------------------------------------------
U.S. Treasury Bill      USD    14,000,000    5.00%      1/11/96     13,980,555
General Electric
 Capital Corp.
 C.P.                           3,619,000    5.55%       1/2/96      3,618,442
                                                                  ------------
Total Short-Term Obligations: 16.2%
 (amortized cost: $17,598,997)                                      17,598,997
                                                                  ------------
CALL OPTIONS                                          EXPIRATION
PURCHASED                 NOTIONAL AMOUNT                DATE
-------------------------------------------------------------------------------
Japanese Yen;
 strike price @
 JPY 98 (cost:
 $56,000)               JPY   784,000,000                1/4/96             80
                                                                  ------------
TOTAL INVESTMENTS: 100% (cost:
 $105,997,943)                                                    $108,539,317
                                                                  ============

-------
 *  These securities are segregated for foreign currency forward contracts.

                       See Notes to Financial Statements.

                    Global Income Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

ASSETS:
Investments at value (cost, $105,997,943) (Note 1)   $108,539,317
Cash                                                    2,685,757
Receivables:
 Interest                                               2,519,847
 Capital shares sold                                       87,481
 Tax reclaims                                               2,814
 Miscellaneous                                             99,808
                                                     ------------
  Total assets                                        113,935,024
                                                     ------------
LIABILITIES:
Payables:
 Capital shares redeemed                                  211,326
 Dividends payable                                        449,559
 Accounts payable                                         290,866
Unrealized depreciation on forward foreign currency
 contracts                                                607,935
                                                     ------------
  Total liabilities                                     1,559,686
                                                     ------------
NET ASSETS                                           $112,375,338
                                                     ============
CLASS A
Net asset value and redemption price per share
 ($112,375,338/12,489,390)                                  $9.00
                                                     ============
Maximum offering price per share
 (NAV/(1-maximum sales commission))                         $9.45
                                                     ============
Net assets consist of:
 Aggregate paid in capital                           $113,666,784
 Unrealized appreciation of investments,
  options and foreign currency transactions             1,904,587
 Undistributed net investment income                      734,732
 Cumulative realized losses                            (3,930,765)
                                                     ------------
                                                     $112,375,338
                                                     ============
------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended December 31, 1995
INCOME:
INTEREST INCOME                                         $  8,805,818
EXPENSES:
Management (Note 2)                        $   984,254
Distribution Class A (Note 4)                  325,122
Distribution Class B (Note 4)                    1,701
Administration (Note 2)                        102,648
Transfer agency                                264,177
Custody                                         85,592
Professional                                    77,688
Reports to shareholders                         49,429
Trustees fees                                   16,767
Other                                           86,846
                                           -----------
  Total expenses                             1,994,224
Expenses reduced by a directed brokerage
 arrangement                                    (9,095)
                                           -----------
Net expenses                                               1,985,129
                                                        ------------
Net investment income                                      6,820,689
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ( NOTE 3)
Realized gain from security transactions
 (excluding short-term securities):
 Proceeds from sales                       242,369,726
 Cost of securities sold                   238,762,910
                                           -----------
  Realized gain                                            3,606,816
Realized loss from futures contracts                         (53,773)
Realized loss from options                                   (53,877)
Realized gains from foreign currency transactions          9,544,959
Change in unrealized appreciation of foreign
 denominated receivables and payables                        (47,033)
Change in unrealized appreciation of forward foreign
 currency contracts                                       (1,186,985)
Change in unrealized depreciation of investments           2,741,950
Change in unrealized appreciation of futures
 contracts                                                   (47,444)
                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                             $ 21,325,302
                                                        ============

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                      1995          1994
                                                  ------------  ------------
DECREASE IN NET ASSETS:
 Operations:
 Net investment income                            $  6,820,689  $ 11,456,448
 Realized gain (loss) from security transactions     3,606,816    (8,818,178)
 Realized loss from futures contracts                  (53,773)   (1,594,067)
 Realized loss from options                            (53,877)          --
 Realized gain (loss) from foreign currency
  transactions                                       9,544,959   (14,761,463)
 Change in unrealized appreciation of foreign
  currency receivables and payables                    (47,033)       18,181
 Change in unrealized appreciation of forward
  foreign currency contracts                        (1,186,985)       95,561
 Change in unrealized depreciation of investments    2,741,950     5,780,372
 Change in unrealized appreciation of futures
  contracts                                            (47,444)       47,444
                                                  ------------  ------------
 Increase (decrease) in net assets resulting from
  operations                                        21,325,302    (7,775,702)
 Undistributed net investment income included in
  price of shares sold and redeemed (Note 1)               --     (1,353,116)
                                                  ------------  ------------
                                                    21,325,302    (9,128,818)
                                                  ------------  ------------
 Dividends to shareholders from:
 Net investment income
  Class A                                           (7,685,453)          --
  Class B                                               (9,150)          --
                                                  ------------  ------------
                                                    (7,694,603)          --
                                                  ------------  ------------
 Aggregate paid in capital:
  Class A                                                  --    (11,366,445)
  Class B                                                  --         (4,897)
                                                  ------------  ------------
                                                           --    (11,371,342)
                                                  ------------  ------------
                                                    13,630,699   (20,500,160)
                                                  ------------  ------------
Capital share transactions:
 Net proceeds from sales of shares:
 Class A Shares                                     47,072,009    21,923,273
 Class B Shares                                        540,515       423,506
                                                  ------------  ------------
                                                    47,612,524    22,346,779
                                                  ------------  ------------
 Reinvestment of dividends:
 Class A Shares                                      5,356,995     7,229,311
 Class B Shares                                          4,731           842
                                                  ------------  ------------
                                                     5,361,726     7,230,153
                                                  ------------  ------------
 Cost of shares reacquired:
 Class A Shares                                    (90,865,479) (124,491,597)
 Class B Shares                                     (1,007,412)      (19,613)
                                                  ------------  ------------
                                                   (91,872,891) (124,511,210)
                                                  ------------  ------------
 Increase in additional paid in capital for
  reversal of amounts previously allocated to
  undistributed net investment income (Note 1)             --      1,353,116
                                                  ------------  ------------
 Decrease in net assets resulting from capital
  share transactions                               (38,898,641)  (93,581,162)
                                                  ------------  ------------
  Total decrease in net assets                     (25,267,942) (114,081,322)
NET ASSETS:
 Beginning of year                                 137,643,280   251,724,602
                                                  ------------  ------------
 End of year (including undistributed net
  investment income of $734,732 and $0,
  respectively)                                   $112,375,338  $137,643,280
                                                  ============  ============

                       See Notes to Financial Statements.

                    Global Income Fund Financial Statements
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                              CLASS A
                          -----------------------------------------------------------------------------------------
                                                      EIGHT MONTHS
                           YEAR ENDED DECEMBER 31,       ENDED               YEAR ENDED APRIL 30,
                          --------------------------- DECEMBER 31, ------------------------------------------------
                            1995      1994     1993       1992         1992     1991     1990(c)    1989(c)    1988(c)
                          --------  --------   ----       ----     --------     ----     ----       ----       ----
Net Asset Value,           $8.15     $8.96    $9.28        $9.91      $9.75    $9.44    $9.10     $10.09     $ 9.25
 Beginning of Period....   -----     -----    -----        -----      -----    -----    -----     ------     ------
Income from Investment
 Operations:
 Net Investment Income..      0.47    0.55+    0.75         0.51      0.770     0.99    0.953       0.86       0.67
 Net Gain (Loss) on
  Securities (both
  realized and                0.92   (0.80)   (0.31)       (0.50)     0.460     0.51    0.347      (0.47)      0.53
  unrealized)...........      ----   -----    -----        -----     ------    -----    -----     ------     ------
Total from Investment         1.39   (0.25)    0.44         0.01      1.230     1.50    1.300       0.39       1.20
 Operations.............      ----   -----    -----         ----     ------    -----    -----     ------     ------
Less Distributions:
 Dividends from Net
  Investment Income(b)..     (0.54)    --     (0.05)       (0.47)    (0.853)   (0.96)  (0.944)     (1.11)     (0.35)
 Distributions from
  Capital Gains.........       --      --     (0.01)       (0.17)    (0.217)   (0.23)  (0.016)     (0.27)     (0.01)
 Distributions from
  Aggregate Paid In            --    (0.56)   (0.70)         --         --       --       --         --         --
  Capital...............     -----   -----    -----        -----     ------    -----    -----     ------     ------
Total Distributions.....     (0.54)  (0.56)   (0.76)       (0.64)    (1.070)   (1.19)  (0.960)     (1.38)     (0.36)
                             -----   -----    -----        -----     ------    -----   ------     ------     ------
Net Asset Value, End of      $9.00   $8.15    $8.96        $9.28      $9.91    $9.75    $9.44     $ 9.10     $10.09
 Period.................     =====   =====    =====        =====     ======    =====    =====     ======     ======
Total Return (a)........    17.27%   (2.79%)  4.90%       (0.18%)    13.19%   16.49%   15.00%      4.17%     13.30%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........  $112,375  $137,242 $251,725   $290,961   $187,241  $84,016  $39,592    $36,383    $27,646
Ratio of Expenses to
 Average Net Assets.....     1.52%     1.39%   1.27%       1.32%++    1.39%    1.61%    1.42%*     0.40%*     0.00%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     5.21%     6.55%   8.01%       7.58%++    7.92%   10.00%   10.27%      9.10%      9.20%
Portfolio Turnover Rate.    269.5%    148.4%  108.6%       44.2%     108.9%   276.1%   289.7%     386.3%     306.0%

-----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total returns calculated for a period of less than one year are not annualized.
(b) Due to a change in the dividend declaration policy, thirteen monthly dividends were recorded in the fiscal year ended April 30, 1992.
(c) Not covered by Report of Independent Accountants.
 * The expense ratios would have been 1.60%, 1.56% and 1.93%, respectively, if expenses were not assumed by the investment advisor.
 + Based on average shares outstanding.
++ Annualized.
                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Global Income Fund series (formerly World Income Fund), a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. On April 25, 1995 all of Global Income Class B shares were redeemed. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. Recognized gains or losses attributable to foreign currency fluctuations on security transactions and other foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions. The portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

D.OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

E.ACCOUNTING CHANGE--Prior to January 1, 1994, the Fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a per share portion of the proceeds from sales and the cost of redemptions of Fund shares to undistributed net investment income. As of January 1, 1994, the Fund discontinued using equalization. This change has no effect on the Fund's net assets, net asset value per share, or its net decrease in net assets resulting from operations. Discontinuing the use of book equalization results in simpler financial statements.

                               Global Income Fund
--------------------------------------------------------------------------------
   The cumulative effect of the change was to decrease undistributed net investment income and increase paid in capital previously reported through December 31, 1994 by $1,353,116.

F. DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The effect of these differences for the period ended December 31, 1995, increased undistributed net investment income and increased cumulative realized losses by $1,608,646.

G. USE OF DERIVATIVES INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent that the value of the option contract does not correlate with the movements of the underlying instrument.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken.

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a Fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts are separately disclosed.

FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions.

NOTE 2--Van Eck Associates Corporation earned fees of $984,254 for the year ended December 31, 1995 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% on the next $250 million and .50 of 1% of the excess over $750 million. Van Eck Securities Corporation received $19,771 for the year ended December 31, 1995 from commissions earned on sales of shares of beneficial interest of the Fund after deducting $98,774 allowed to other dealers. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $102,648 for costs incurred in connection with certain administrative and operating functions. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Fund had some of its portfolio trades directed to a broker-dealer who, in return, agreed to pay a portion of the Fund's expenses. For the year ended December 31, 1995, the portion of the Fund's expenses reduced by this directed brokerage arrangement amounted to $9,095.

NOTE 3--Purchases of investments other than short-term obligations aggregated $238,228,998 for the year ended December 31, 1995. For federal income tax purposes the cost of investments owned at December 31, 1995 was $105,997,943. As of December 31, 1995 net unrealized appreciation for federal income tax purposes aggregated $2,541,374 of which $2,825,264 related to appreciated investments and $283,890 related to depreciated investments. As of December 31, 1995, the Fund had capital loss carryforwards available to offset future capital gains expiring December 31, 2002 of $4,497,043.

NOTE 4--Pursuant to a Plan of Distribution (Rule 12b-1) the Fund accrues fees of .25 of 1% of the average daily net assets for Class A shares and 1.00% of average daily net assets for Class B shares. Fees charged for the year ended December 31, 1995 were $325,122 for Class A Shares and $1,701 for Class B Shares. The fees are intended to be used principally for payments to securities dealers who have sold shares and service shareholder accounts of the Fund and the remainder will be used for other actual promotion and distribution expenses incurred by Van Eck Securities Corporation, the distributor.

                               Global Income Fund
--------------------------------------------------------------------------------

NOTE 5--Shares of beneficial interest issued and redeemed:

                            YEAR ENDED     YEAR ENDED
                           DECEMBER 31,   DECEMBER 31,
CLASS A                        1995           1994
-------                    ------------  ---------------
Shares sold                  5,291,672       2,665,250
Reinvestment of dividends      607,526         820,165
                           -----------     -----------
                             5,899,198       3,485,415
Shares reacquired          (10,257,545)    (14,716,459)
                           -----------     -----------
Net decrease                (4,358,347)    (11,231,044)
                           ===========     ===========
                                            FOR THE
                                             PERIOD
                            YEAR ENDED   MAY 4, 1994* TO
                           DECEMBER 31,   DECEMBER 31,
CLASS B                        1995           1994
-------                    ------------  ---------------
Shares sold                     66,146          51,844
Reinvestment of dividends          572             103
                           -----------     -----------
                                66,718          51,947
Shares reacquired             (116,235)         (2,430)
                           -----------     -----------
Net increase (decrease)        (49,517)         49,517
                           ===========     ===========

-------
* Commencement of operations.

NOTE 6--At December 31, 1995 the Fund had the following outstanding forward foreign currency contracts:

                                         VALUE AT               UNREALIZED
                                        SETTLEMENT  CURRENT    APPRECIATION
CONTRACTS                                  DATE      VALUE    (DEPRECIATION)
--------------------------------------  ---------- ---------- --------------
FOREIGN CURRENCY BUY CONTRACTS:
AUD 3,492,373 expiring 3/20/96          $2,590,992 $2,584,426   $  (6,566)
CHF 11,518,259 expiring 3/20/96         10,129,504 10,062,867     (66,637)
DEM 6,186,388 expiring 3/20/96           4,303,822  4,315,282      11,460
JPY 2,184,587,578 expiring 3/21/96      21,820,128 21,374,166    (445,962)
FOREIGN CURRENCY SALE CONTRACTS:
AUD 7,105,682 expiring 1/02/96-3/20/96   5,268,708  5,268,211         497
DKK 19,653,944 expiring 3/20/96          3,519,059  3,536,542     (17,483)
ESP 568,400,000 expiring 3/20/96         4,579,070  4,633,759     (54,689)
IEP 1,203,324 expiring 3/20/96           1,917,015  1,924,007      (6,992)
NLG 11,310,612 expiring 3/20/96          7,044,301  7,065,864     (21,563)
                                                                ---------
                                                                $(607,935)
                                                                =========

NOTE 7--Under normal market conditions, the Fund expects to invest at least 65% of its assets in debt securities. There is no limit on the amount the Fund can invest in any one country or securities denominated in the currency of any one country. Normally, the Fund will invest in at least three countries besides the United States. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays.

The market value of debt securities generally varies in response to interest rates and the financial condition of the issuer. Generally, the value of debt securities will increase when interest rates decline and decrease when interest rates rise.

Since the Fund may concentrate its investments in foreign debt securities, it may be subject to greater credit risks and greater market and currency fluctuations than portfolios invested solely in domestic debt securities.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of
Trustees of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Global Income Fund (the "Fund") (formerly the World Income Fund), (one of the series constituting the Van Eck Funds) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the eight-month period ended December 31, 1992 and the periods ended April 30, 1992 and 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Income Fund series of the Van Eck Funds as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 23, 1996

DECEMBER 31, 1995

Van Eck
--------------------
Global
--------------------
Income
--------------------
Fund
--------------------
Annual
--------------------
Report
--------------------


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Van Eck Global
THE UNUSUAL FUNDS/sm/




Van Eck Family of Funds
--------------------------------------------------------------------------------

Global Hard Assets Fund
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Income is a secondary consideration.


International Investors Gold Fund

Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.


Gold/Resources Fund

Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.


Gold Opportunity Fund

Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.


Asia Dynasty Fund

This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.


Asia Infrastructure Fund

Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.


Global Balanced Fund

This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide. Fiduciary International, Inc. serves as sub-investment advisor to this Fund.


Global Income Fund

This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.


U.S. Government Money Fund

This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a Van Eck Global Funds prospectus which includes more complete information such as charges and expenses and the risks associated with international investing including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold & Money Funds prospectus, please call the number listed below. Please read the prospectus before investing.


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Van Eck Global
THE UNUSUAL FUNDS/sm/

Van Eck Securities Corporation
99 Park Avenue, New York, N.Y. 10016

For account assistance please call (800) 544-4653

B96-0117-012